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                                                                    EXHIBIT 23.2


                        CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated August 23, 1999 (except Note 14, as to which the date is May 17, 2000) in the Registration Statement on Form S-1 and the related Prospectus of SynQuest, Inc. filed on or about May 19, 2000.


                                             /s/ Ernst & Young LLP

Atlanta, Georgia
May 17, 2000